Jamba Juice September 2014

Safe Harbor Statement This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of our management . Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements . Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward - looking statement . Forward - looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict . Therefore actual results may differ materially and adversely from those expressed in any forward - looking statements . Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the SEC . Many of such factors relate to events and circumstances that are beyond our control . You should not place undue reliance on forward - looking statements . Jamba Presentation | September 2014 2

Jamba is Positioned to Win • Iconic Brand with strong equity and a broad customer base • Differentiated Whole Food Blending & Juicing positioning • Powerful and growing retail footprint with 800+ stores • R&D expertise to innovate superior products • Superior Supply Chain and QA capabilities • Robust training and development programs Jamba Presentation | September 2014 3

Key Investment Highlights 4 Innovative Leader in Healthy Beverage Category Accelerated Strategic Transformation Solid Financial Growth • Company f ounded 1990 • O ver 850 stores with 100M annual visits • # 1 Top Selling Smoothie Brand • # 3 Top of mind healthy food/beverage brand • Selected one of Forbes Top 10 Best Franchises in America • Two consecutive years of increased profitability • Q2 2014 financials: +2.5 % SSS; net income of $6.4M • Annual system wide revenue in excess of $500M • AUV 2x greater than nearest competitor • Leading retailer of freshly squeezed juice • Continuing move to “asset light” model • Organizational redesign underway to streamline structure • Leader in technology to enhance customer experience • Strong digital and social media assets • Over 1.7 M Facebook followers • 1.4M Jamba Insiders Jamba Presentation | September 2014

Juice and Whole Food Blending is Top Priority Vision Building a Globally Recognized, Healthy A ctive Lifestyle Brand Jamba Presentation | September 2014 Smoothie Shop Healthy, Active Lifestyle Brand Healthy, Active Lifestyle Brand 2008 Expanded Food Offerings Including Steel Cut Oatmeal Expanded All - Fruit and Fruit & Vegetable Smoothies Launched International Markets JambaGo ™ National Roll - out Roll - out of Kids Meal Platform Roll - out Expanded Line Up of Fresh Squeezed Juices 2009 - 2013 2015 5

Whole Food Blending and Juicing By promoting whole food blending and juicing as a way of life , we will transform the coastal juicing trend into a mainstream healthy lifestyle choice, making it easier than ever to blend in more fruits and veggies on - the - go STRAIGHT - FROM - THE - EARTH WHOLE FOOD INGREDIENT GOODNESS 6

• Fresh - squeezed juices blended with highly nutritious whole foods, such as kale, beets, cucumber, ginger, and chia seeds • Provides consumers with easy, great - tasting ways to get daily requirements of fruits & veggies • Jamba will leverage our 800 + store footprint to take the current coastal juicing national • Believe initiative will accelerate our growth for years to come Whole Food Blending & Juicing Our Top Priority Jamba Presentation | September 2014 Available in over 500 Stores as of June 2 nd , 2014 7

New Platform Innovation Jamba Presentation | September 2014 Juices, Smoothies and Bowls 8 Made - to - Order and Ready - to - Drink Juices Whole Food Nutrition Smoothies Energy Bowls Steel Cut Oatmeal

Innovative Store Design Jamba Presentation | September 2014 Supports Whole Food Blending and Juicing P latform and Healthy B rand Positioning 9

Whole Food Blending & Juicing Marketing Support

Integrated Partnerships

- Across TV, Magazines, YouTube, Online

DanceOn The Dance Video Network

EXTRA fab fit fun



AMI American Media, Inc.

CSR

- Team Up For a Healthy America Events

Social Media

- National and local presence
- Across multiple platforms
- Integrated media buys online

Events

- HLC Round Tables
- Local Surprise and Delight Teams
- AMI Diva Dash and others

BlogHerFood


freshly
SQUEEZED
JUICE
Jamba Juice

Local Store Marketing

yelp

- T2 LSM Campaign Tools
- Zone Two/Street Teams
- Moment Feed SoCal Launch
- LSM Email
- Media Drops
- Text
- Juice Launch Plans

Celebrity and Expert Engagement



Consumer Offers

- Jamba Insider Rewards
- Double Points for juice
- Coupons



10

Jamba Presentation | September 2014

Jamba Growth Strategy

Continuing Move To Asset - Light Model • Expanded franchise recruiting and development program – Focuses on store development in new and existing markets – Offers multiple, attractive incentives for new franchisees – Rigorous application and selection process – Large group of interested and capable operators • Doubling of domestic store openings - 500 new franchised stores in 5 years • Powering our unit growth through the franchise recruiting initiative accelerates progress toward an asset light model • Refranchising initiative – move to 80%+ franchise - to - company owned model in 18 months Driving Profitable Growth Through Asset Light Model Jamba Presentation | September 2014 12 Will Enable Accelerated Growth, Better Returns on Capital

Domestic Growth Strategy • Expansive development reflects iconic brand positioning and Jamba’s broad awareness with consumers across the globe • On track to open 60 - 80 new franchise locations this year • First drive - thru opened in Las Vegas, Nevada • Solid strategy in place to capitalize on events in key markets, including NYC • L ease expirations, franchise recruiting, etc. • Outlook for 2015 franchise growth of 80 - 100 units - spurred by our Franchise Recruiting Program Jamba Presentation | September 2014 Targeted Domestic Expansion Remains On Track , with California Development 90% Complete 13

International Growth Strategy Current Footprint 861 Stores Globally 809 Domestic Locations: • 551 Franchise /Stations • 258 Company 1,800 JambaGO™ stations As of 8/20/14 52 International Locations: • 26 South Korea • 14 Canada • 11 Philippines • 1 Mexico Five International Markets; 800+ Domestic Locations Jamba Presentation | September 2014 14

• Reinforces Jamba as a healthy, active lifestyle brand that is also convenient and portable • Raises consumer awareness of and accessibility to Jamba • Significant growth potential in K - 12 schools and retail venues • No capital investment and limited overhead required by Jamba • Razor/blade and revenue model • High margin flow through • Machine site revenue volume - average $2K annually • Up to 1,000 additional machine sites anticipated by year - end 2014 New Venture Growth JambaGo ™ Drives Additional Brand Awareness Jamba Presentation | September 2014 JambaGo Provides a Low Risk, High Margin Opportunity to Add Value 15

16 Cost - Savings and Productivity Initiatives • Transitioning to more flexible cost - structure consistent with asset - light model – Enables faster execution and enhanced focus on growth initiatives – Administrative functions being outsourced to Capgemini for improved capabilities and G&A reduction • Supply chain enhancements • Domestic footprint realignment • Continued implementation of technology to enhance customer experience – Spendgo loyalty program, PayPal, Softcard and Google Wallet Jamba Presentation | September 2014 Enterprise - Wide Efforts in Progress to Drive $4 - 5 Million System - Wide Cost Savings for 2014 and Reduce G&A by 10 – 20% by 2015

Leadership Team Built for Accelerated Growth • James D. White, Chairman, President and CEO • Karen Luey, EVP, CFO and CAO • Chris Beeson, SVP Store Operations • Julie Washington, SVP Chief Brand Officer • Susan Shields, SVP Chief Innovation Officer • Thibault de Chatellus, SVP International Management team has combined 200 years of industry experience Management and directors’ backgrounds from various globally recognized brands such as Safeway, P&G, Nestle, Coca - Cola, Gillette, Starbucks, Yum Brands, Kraft Foods, PF Chang’s, and Peet’s Jamba Presentation | September 2014 17

18 2014 Guidance • Deliver positive Company - owned comparable store sales of 2% - 4% • Deliver store - level margin of 18% to 19% • Achieve income from operations of 2.0% - 3.0% • Add up to 1,000 JambaGO ™ machine sites We Plan to Accelerate Growth as a Healthy, Active Lifestyle Brand Jamba Presentation | September 2014

Jamba is Positioned to Win • Iconic Brand with strong equity and a broad customer base • Differentiated Whole Food Blending & Juicing positioning • Powerful and growing retail footprint with 800+ stores • R&D expertise to innovate superior products • Superior Supply Chain and QA capabilities • Robust training and development programs Jamba Presentation | September 2014 19

Thank You

Appendix

Driving Brand Loyalty Jamba is Among I ndustry L eaders in Leveraging T echnology to Enhance C onvenience, Speed - of - service, and Production E fficiencies • Spendgo loyalty program will allow us to leverage consumer behaviors to drive engaging promotions and obtain insights while rewarding customers for their loyalty • Mobile payment apps like Softcard , PayPal , and Google Wallet allow consumers to pay ahead or pay with ease • ISIS launch will be supported with significant promotion across integrated media venues Jamba Presentation | August 2014 Jamba’s Sought - After Consumer Base is the Ideal Target Market for Emerging Technologies 22

Strong Social Media Activation Jamba Proportionately O utpaces I ndustry P eers in U se of Digital and Social Media Facebook Instagram www.jambajuice.com Jamba Insider Reward Twitter Insider Text

Seasonal Events and Pop - Culture • Pop culture tie - ins are proven winners when it comes to engaging Jamba fans • From seasonal social content and online integrations, to large - scale Super Bowl parties and videos from the Team at Jimmy Kimmel Live, Jamba Juice stays in the middle of the action ... and the news